Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of July 23, 2024 (as it may be amended, amended and restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is entered into by and among OneStream, Inc., a Delaware corporation (the “Corporation”), and each Person identified on the Schedule of Holders attached hereto as of the date hereof (such Persons, collectively, the “Holders”).

WHEREAS, the Corporation is contemplating an offering and sale of shares of Class A Common Stock (as defined below) in an underwritten initial public offering (the “IPO”); and

WHEREAS, in connection with the IPO, the Corporation, OneStream Software LLC, a Delaware limited liability company (the “Company”), and the other parties thereto are entering into the Reorganization Agreement (as defined below) providing for, among other things, the Corporation’s entry into this Agreement which is intended to set forth certain rights with respect to the registration of the Registrable Securities (as defined below) for the purpose of superseding the registration rights provided to the Holders in that certain Fifth Amended and Restated Operating Agreement of the Company, dated as of April 5, 2021.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and other good and valuable consideration, the parties hereto hereby agree as follows:

Section I
Definitions

1.1.
Definitions. For purposes of this Agreement, the following terms shall have the following meanings:
(a)
“Adverse Disclosure” means public disclosure of material non-public information which, in the Board’s good faith judgment, after consultation with independent outside counsel to the Corporation, (i) would be required to be made in any report or Registration Statement filed with the SEC by the Corporation so that such report or Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such report or Registration Statement; and (iii) the Corporation has a bona fide business purpose for not disclosing publicly.
(b)
“Affiliate” means (i) with respect to any Person (other than a KKR Holder), an “affiliate” of such Person as defined in Rule 405 of the Securities Act, and (ii) with respect to any KKR Holder, an “affiliate” of such KKR Holder as defined in Rule 405 of the Securities Act and any investment fund, vehicle, managed account or holding company with respect to which Kohlberg Kravis Roberts & Co. L.P. or an Affiliate thereof serves as the general partner, managing member, discretionary manager or advisor, or in any such similar capacity. Notwithstanding the foregoing, the Corporation, its Subsidiaries and the Corporation’s other controlled Affiliates shall not be considered Affiliates of any Holder.
(c)
“Agreement” has the meaning set forth in the introductory paragraph.
(d)
“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405.

(e)
“Board” means the Board of Directors of the Corporation.
(f)
“Blue Sky” means the statutes of any state of the United States regulating the sale of corporate securities in that state.
(g)
“Charter” means the Amended and Restated Certificate of Incorporation of the Corporation, as it may be amended, amended and restated or otherwise modified from time to time.
(h)
“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Corporation.
(i)
“Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of the Corporation.
(j)
“Class C Common Stock” means the Class C common stock, par value $0.0001 per share, of the Corporation.
(k)
“Class D Common Stock” means the Class D common stock, par value $0.0001 per share, of the Corporation.
(l)
“Common Units” means the Common Units (as defined in the LLC Agreement) of the Company.
(m)
“Company” has the meaning set forth in the recitals.
(n)
“Corporation” has the meaning set forth in the introductory paragraph.
(o)
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.
(p)
“Fiscal Quarter” means the fiscal quarter of the Corporation consisting of the three calendar month periods ending on each of March 31, June 30, September 30 and December 31.
(q)
“Form S-3” means such form under the Securities Act as in effect on the date hereof, or any successor registration form under the Securities Act subsequently adopted by the SEC, which permits inclusion or incorporation of substantial information by reference to other documents filed by the Corporation with the SEC.
(r)
“Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405 of the Securities Act.
(s)
“Governmental Authority” means any domestic or foreign multinational, federal, state, provincial, municipal or local government (or any political subdivision thereof) or any domestic or foreign governmental, regulatory or administrative authority or any department, commission, board, agency, court, tribunal, judicial body or instrumentality thereof, or any other body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature (including any arbitral body).
(t)
“Holder” has the meaning set forth in the introductory paragraph and also includes any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.7.

(u)
“Indemnified Party” shall have the meaning set forth in Section 2.5(c).
(v)
“Indemnifying Party” shall have the meaning set forth in Section 2.5(c).
(w)
“IPO” has the meaning set forth in the recitals.
(x)
“Initiating Holders” means any Holder or Holders who collectively hold not less than thirty percent (30%) of the outstanding Registrable Securities.
(y)
“Joinder” has the meaning set forth in Section 2.7.
(z)
“KKR Holder” means each of the Holders identified as a “KKR Holder” on the Schedule of Holders, and such Holder’s Permitted Transferees (as defined in the Charter and the LLC Agreement) to which Registrable Securities are transferred by such Holder, as long as such party continues to hold Registrable Securities.
(aa)
“LLC Agreement” means that certain Sixth Amended and Restated Operating Agreement of the Company, dated as of the date of this Agreement, as it may be amended, amended and restated or otherwise modified from time to time.
(bb)
“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 2.1(b)(v)(A).
(cc)
“Other Selling Stockholders” means Persons other than Holders who hold Shares that are not Registrable Securities.
(dd)
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
(ee)
“register,” “registered” and “registration” refer to a registration effected by filing with the SEC a registration statement (a “Registration Statement”) in compliance with the Securities Act, and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.
(ff)
“Registrable Securities” means (i) Shares issued or issuable upon conversion, redemption or exchange of other securities of the Corporation or its Subsidiaries (including, for the avoidance of doubt, any Shares issuable in connection with a Share Settlement (as defined below)), and (ii) any Shares issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization; provided, however, that Registrable Securities shall not include any Shares described in clause (i) or (ii) above which have previously been registered or which have been sold to the public either pursuant to a Registration Statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement. For the avoidance of doubt, although Common Units and shares of Class B Common Stock, Class C Common Stock and Class D Common Stock may constitute Registrable Securities for purposes of this Agreement, under no circumstances shall the Corporation be obligated to register any securities other than Shares pursuant to this Agreement.
(gg)
“Registration Expenses” means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, road show costs and other marketing expenses, escrow fees, fees and disbursements of counsel for the Corporation and one special counsel for the Holders (such fees and disbursements of one special counsel for the Holders not to exceed $75,000 per registration), Blue Sky fees and expenses, and expenses of any regular or special audits or accounting review or services incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of other counsel for the Holders and the compensation of regular employees of the Corporation, which shall be paid in any event by the Corporation.
(hh)
“Reorganization Agreement” means that certain Reorganization Agreement, dated as of the date of this Agreement, by and between the Corporation, the Company and the other parties thereto.
(ii)
“Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.
(jj)
“Rule 145” means Rule 145 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.
(kk)
“Rule 405” means Rule 405 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.
(ll)
“Rule 415” has the meaning set forth in Section 2.1(b)(i)(B).
(mm)
“Schedule of Holders” means the schedule attached to this Agreement entitled “Schedule of Holders,” which shall reflect each Holder from time to time party to this Agreement.
(nn)
“SEC” means the U.S. Securities and Exchange Commission.
(oo)
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.
(pp)
“Shelf Holder” has the meaning set forth in Section 2.1(b)(v)(B).
(qq)
“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of one special counsel to the Holders included in Registration Expenses).
(rr)
“Shares” means shares of Class A Common Stock.
(ss)
“Share Settlement” has the meaning set forth in the LLC Agreement.
(tt)
“Subsidiary” means, with respect to any Person, any other Person of which (i) if a corporation, a majority of the total voting power of shares of stock entitled to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person; or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), (A) a majority of the ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person, or (B) that Person shall be or control, directly or indirectly, any manager, managing director or general partner of such business entity.

(uu)
“Take-Down Notice” has the meaning set forth in Section 2.1(b)(v)(A).
(vv)
“Underwritten Shelf Take-Down” has the meaning set forth in Section 2.1(b)(v)(A).
(ww)
“Underwritten Shelf Take-Down Participating Holders” has the meaning set forth in Section 2.1(b)(v)(B).
(xx)
“Underwritten Shelf Take-Down Participation Notice” has the meaning set forth in Section 2.1(b)(v)(B).
(yy)
“Withdrawn Registration” means a forfeited demand registration under Section 2.1 in accordance with the terms and conditions of Section 2.3.
(zz)
“WKSI” means a “well known seasoned issuer” as defined under Rule 405 and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition, or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also a Seasoned Issuer.

Section II
Registration Rights

2.1.
Demand Registration.
(a)
Form S-1 Registration.
(i)
Subject to the conditions set forth in this Section 2.1, if the Corporation shall receive from Initiating Holders a written request signed by such Initiating Holders that the Corporation effect any registration with respect to all or a part of the Registrable Securities (such request shall state the number of Registrable Securities to be disposed of and the intended methods of disposition of such Registrable Securities by such Initiating Holders), the Corporation shall:
(A)
promptly give written notice of the proposed registration to all other Holders; and
(B)
use its commercially reasonable efforts to, as soon as reasonably practicable, submit a Draft Registration Statement (DRS) on Form S-1 or file a Registration Statement on Form S-1 and effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable Blue Sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Corporation within ten (10) days after such written notice from the Corporation is mailed or delivered.
(ii)
Notwithstanding the foregoing, the Corporation shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1(a):
(A)
Prior to the date that is six (6) months following the closing of the IPO;

(B)
If the Initiating Holders, together with the holders of any other securities of the Corporation entitled to inclusion in such Registration Statement, propose to sell Registrable Securities and such other securities (if any) at an aggregate offering price (after deduction of underwriters’ discounts and expenses related to issuance) of less than $20,000,000;
(C)
In any particular jurisdiction in which the Corporation would be required to qualify to do business, to subject itself to general taxation or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Corporation is already subject to service in such jurisdiction and except as may be required by the Securities Act; or
(D)
After the Corporation has initiated four such registrations pursuant to this Section 2.1(a) (counting for these purposes only (x) registrations, which have been declared or ordered effective, and (y) Withdrawn Registrations); provided that in the event that the Corporation is not eligible to file a Form S-3 after one year from the closing of the IPO, the demand registration rights on Form S-1 described in this Section 2.1(a) will be increased by one (1) additional registration per Fiscal Quarter (to be effective on the first day following the completion of such Fiscal Quarter) until such time as the Corporation files a Form S-3.
(b)
Form S-3 Registration.
(i)
After the IPO, the Corporation shall use its commercially reasonable efforts to qualify for registration on Form S-3. After the Corporation has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section II and subject to the conditions set forth in this Section 2.1(b), if the Corporation shall receive from a Holder or Holders of outstanding Registrable Securities a written request that the Corporation effect any registration on Form S-3 with respect to all or part of the Registrable Securities (such request shall state the number of Registrable Securities to be disposed of and the intended methods of disposition of such Registrable Securities by such Holder or Holders), the Corporation shall:
(A)
promptly give written notice of the proposed registration to all other Holders; and
(B)
use its commercially reasonable efforts to, as soon as reasonably practicable, file a Form S-3 (subject to Section 2.1(b)(iv)) and effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable Blue Sky or other state securities laws, and appropriate compliance with the Securities Act), which Form S-3 shall be filed pursuant to Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”) if the Corporation is eligible to conduct offerings of securities on a continuous or delayed basis pursuant to Rule 415, and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Corporation within ten (10) days after such written notice from the Corporation is mailed or delivered.
(ii)
The Corporation shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.1(b):
(A)
In the circumstances described in either Sections 2.1(a)(ii)(B) or 2.1(a)(ii)(C); or

(B)
If, in the prior twelve (12)-month period, the Corporation has effected two registrations pursuant to this Section 2.1(b); provided, however, that if neither such registration included any Registrable Securities held by a KKR Holder, the KKR Holders shall collectively be permitted to request one (1) additional registration in such twelve (12)-month period pursuant to this Section 2.1(b).
(iii)
Notwithstanding anything contained herein to the contrary, registrations effected pursuant to this Section 2.1(b) shall not be counted as requests for registration or registrations effected pursuant to Section 2.1(a).
(iv)
The Corporation shall effect any requested registration under this Section 2.1(b) using an Automatic Shelf Registration Statement if it is a WKSI.
(v)
Requests for Underwritten Shelf Take-Downs.
(A)
If a registration statement has been filed pursuant to this Section 2.1(b) and is effective, then each of the Holders may from time to time initiate a take-down underwritten offering from such registration statement (an “Underwritten Shelf Take-Down”) by delivering a notice to the Corporation (a “Take-Down Notice”) stating that it intends to effect an Underwritten Shelf Take-Down that is reasonably expected to result in aggregate gross cash proceeds in excess of $20,000,000 and that such Underwritten Shelf Take-Down shall be subject to compliance with the requirements of this Section 2.1(b)(v). The Take-Down Notice shall indicate whether such Underwritten Shelf Take-Down will involve a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the underwriters over a period of at least two days (a “Marketed Underwritten Shelf Take-Down”). Any Underwritten Shelf Take-Down shall be deemed to be an effected registration for purposes of Section 2.1(b)(ii)(B).
(B)
In connection with any Underwritten Shelf Take-Down, the initiating Holder shall also deliver the Take-Down Notice to all other Holders of Registrable Securities included on such Shelf Registration Statement (each, a “Shelf Holder”) as far in advance of the completion of such Underwritten Shelf Take-Down as shall be reasonably practicable in light of the circumstances applicable to such Underwritten Shelf Take-Down and permit each such Shelf Holder to include its Registrable Securities included on such Shelf Registration Statement in the Underwritten Shelf Take-Down if such Shelf Holder notifies the initiating Holder and the Corporation within five (5) days after delivery of the Take-Down Notice to such Shelf Holder (in connection with any Marketed Underwritten Shelf Take-Down) or within three (3) days after delivery of the Take-Down Notice to such Shelf Holder (in connection with any non-Marketed Underwritten Shelf Take-Down, including any Underwritten Shelf Take-Down that is structured as a “block” trade). Each such Take-Down Notice shall set forth (1) the total number of Registrable Securities expected to be offered and sold in such Underwritten Shelf Take-Down, (2) the expected plan of distribution of such Underwritten Shelf Take-Down, (3) an invitation to each other Shelf Holder to elect (such other Shelf Holders who make such an election being “Underwritten Shelf Take-Down Participating Holders”) to include in the Underwritten Shelf Take-Down Registrable Securities held by such Underwritten Shelf Take-Down Participating Holder (on the terms set forth in this Section 2.1(b)(v) and (4) the action or actions required (including the expected timing thereof) in connection with such Underwritten Shelf Take-Down with respect to each such other Shelf Holder that elects to exercise such right (including the delivery of one or more certificates representing Registrable Securities of such other Shelf Holder to be sold in such Underwritten Shelf Take-Down). Upon delivery of such Take-Down Notice, each such other Shelf Holder may elect to sell Registrable Securities in such Underwritten Shelf Take-Down, at the same price per Registrable Security and pursuant to the same terms and conditions with respect to payment for the Registrable Securities as agreed to by such initiating Holder, by sending a written notice (an “Underwritten Shelf Take-Down Participation Notice”) to such initiating Holder and the Corporation within the time period specified in such Take-Down Notice, indicating such other Shelf Holder’s election to sell up to the number of Registrable Securities in the Underwritten Shelf Take-Down specified by such other Shelf Holder in such Underwritten Shelf Take-Down Participation Notice (on the terms set forth in this Section 2.1(b)(v)). Notwithstanding the delivery of any Take-Down Notice, subject to Section 2.1(c), all determinations as to whether to complete any Underwritten Shelf Take-Down and as to the timing, manner, price and other terms of any Underwritten Shelf Take-Down shall be at the sole discretion of the initiating Holder. With respect to such Underwritten Shelf Take-Down, the Corporation shall, if so requested by such initiating Holder, file and effect an amendment or supplement of the Shelf Registration Statement for such purpose as soon as practicable. The Corporation shall, together with all Shelf Holders that are permitted to distribute their securities through such Underwritten Shelf Take-Down, enter into an underwriting agreement in customary form with the underwriter or underwriters selected in accordance with Section 2.1(e).
(c)
Deferral. If (i) in the good faith judgment of the members of the Board, the filing of a Registration Statement covering Registrable Securities, including any amendment or supplement thereto, would require the Corporation to make an Adverse Disclosure and, as a result, that it is in the best interests of the Corporation to defer the filing of such Registration Statement, including any amendment or supplement thereto, at such time, and (ii) the Corporation furnishes to such Holders a certificate signed by the Chief Executive Officer of the Corporation stating that in the good faith judgment of the members of the Board, the filing or effectiveness of such Registration Statement, including any amendment or supplement thereto, would require the Corporation to make an Adverse Disclosure, then the Corporation shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders under Section 2.1(a) or the Holder or Holders under Section 2.1(b); provided that the Corporation shall not defer its obligation in this manner more than once in any twelve (12)-month period.
(d)
Other Shares. The Registration Statement filed pursuant to the request of the Initiating Holders under Section 2.1(a) or the Holder or Holders under Section 2.1(b) may also include Shares being sold either for the Corporation’s own account or the account of Other Selling Stockholders.
(e)
Underwriting.
(i)
If the Initiating Holders under Section 2.1(a) or the requesting Holder or Holders under Section 2.1(b) intend to distribute all or part of the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to this Section 2.1 and the Corporation shall include such information in the written notice given pursuant to Section 2.1(a)(i)(A) or Section 2.1(b)(i)(A), as applicable. In such event, the right of any Holder to include all or any portion of such Holder’s Registrable Securities in such registration (or portion thereof that will be underwritten) pursuant to this Section 2.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities to the extent provided herein. If the Corporation shall request inclusion in any registration pursuant to this Section 2.1 of securities being sold for its own account, or if any other Person shall request inclusion in any registration pursuant to this Section 2.1, the Initiating Holders under Section 2.1(a) or the requesting Holder or Holders under Section 2.1(b) shall, on behalf of all Holders, offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Corporation or such other Persons in such underwriting and the inclusion of the Corporation’s and such Person’s other securities of the Corporation and their acceptance of the further applicable provisions of this Section II (including Section 2.9). The Corporation shall (together with all Holders and other Persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Corporation, which underwriters are reasonably acceptable to the Initiating Holders under Section 2.1(a) or the requesting Holder or Holders under Section 2.1(b) holding at least a majority of the Registrable Securities that are proposed to be included in such underwriting.
(ii)
Notwithstanding any other provision of this Section 2.1, if the underwriters advise the Initiating Holders under Section 2.1(a) or the requesting Holder or Holders under Section 2.1(b) in writing that marketing factors require a limitation on the number of Shares to be underwritten, the number of Registrable Securities that may be so included shall be allocated as follows: (A) first, among all Holders requesting to include Registrable Securities in such Registration Statement, or for a Registration Statement filed on Form S-3 providing for an offering of securities on a continuous basis, requesting all or a portion of such Registrable Securities to be included in such underwriting based on the pro rata percentage of Registrable Securities held by such Holders, which pro rata percentage shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals; and (B) second, to the Corporation, which the Board may allocate, at its discretion, for the Corporation’s own account or for the account of Other Selling Stockholders. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder and that is a venture capital or private equity fund, partnership, limited partnership, limited liability company or corporation, the affiliated venture capital or private equity funds, partners, retired partners, members, retired members, managers, retired managers, managing members, retired managing members and stockholders of such Holder, or the estates and family members of any such partners or retired partners, members and retired members, managers and retired managers, managing members and retired managing members, and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single selling Holder.
(iii)
If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Corporation, the underwriter, the Initiating Holders under Section 2.1(a), or the Holders under Section 2.1(b). Any Registrable Securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration unless such registration is a Registration Statement filed on a Form S-3 providing for an offering of securities on a continuous basis. If Shares are so withdrawn from the registration or if the number of Shares to be included in such registration was previously reduced as a result of marketing factors pursuant to Section 2.1(e)(ii), the Corporation shall then offer to all Holders who have retained rights to include Shares in the registration the right to include additional Shares in the registration in an aggregate amount equal to the number of Shares so withdrawn or reduced, with such Shares to be allocated among such Holders requesting additional inclusion as set forth in Section 2.1(e)(ii).
2.2.
Corporation Registration.
(a)
Corporation Registration. If the Corporation shall determine to register any Shares either for its own account or the account of Other Selling Stockholders, other than: a registration pursuant to Section 2.1; a registration relating solely to employee benefit plans; a registration relating to the offer and sale of debt securities; a registration relating to a company or corporate reorganization or other Rule 145 transaction; or a registration on any registration form that does not permit secondary sales, the Corporation shall:
(i)
promptly give written notice of the proposed registration to all Holders; and
(ii)
use its commercially reasonable efforts to include in such registration (and any related qualification under Blue Sky laws or other compliance), except as set forth in Section 2.2(b) and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by any Holder or Holders received by the Corporation within ten (10) days after such written notice from the Corporation is mailed or delivered. Such written request may specify all or a part of a Holder’s Registrable Securities.
(b)
Underwriting.
(i)
If the registration for which the Corporation gives notice is for a registered public offering involving an underwriting, the Corporation shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Corporation and any Other Selling Stockholders) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Corporation.
(ii)
Notwithstanding any other provision of this Section 2.2, if the underwriters advise the Corporation in writing that marketing factors require a limitation on the number of Shares to be underwritten, the Corporation and the underwriters may (subject to the limitations set forth below) limit the number of Shares to be included in the registration and underwriting. The Corporation shall so advise all Holders of Registrable Securities requesting registration, and the number of Shares that are entitled to be included in the registration and underwriting shall be allocated as follows: (A) first, to the Corporation for securities being sold for its own account; and (B) second, among the Holders requesting to include Registrable Securities in such Registration Statement based on the pro rata percentage of Registrable Securities held by such Holders; provided, however, that in no event shall any Registrable Securities be excluded from such offering unless all Shares proposed to be registered for the account of Other Selling Stockholders have first been excluded. Notwithstanding the foregoing, no such reduction shall reduce the value of the Registrable Securities of the Holders included in such registration below twenty-five percent (25%) of the total value of securities included in such registration. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder and that is a venture capital or private equity fund, partnership, limited partnership, limited liability company or corporation, the affiliated venture capital or private equity funds, partners, retired partners, members, retired members, managers, retired managers, managing members, retired managing members and stockholders of such Holder, or the estates and family members of any such partners or retired partners, members and retired members, managers and retired managers, managing members and retired managing members, and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single selling Holder, and any pro rata reduction with respect to such selling Holder shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.
(iii)
If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall also be excluded therefrom by written notice from the Corporation or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.
(c)
Right to Terminate Registration. The Corporation shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder or Other Selling Stockholder has elected to include securities in such registration.
2.3.
Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1 and 2.2 shall be borne by the Corporation. All Selling Expenses relating to Registrable Securities registered on behalf of the Holders, to the extent not reimbursed by the

Corporation, shall be borne by the Holders holding the Registrable Securities included in such registration pro rata among such Holders on the basis of the number of Registrable Securities so registered.
2.4.
Registration Procedures. In the case of each registration effected by the Corporation pursuant to Section II, the Corporation shall keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Corporation shall:
(a)
Keep such registration effective for a period ending on such time as the Holder or Holders have completed the distribution described in the Registration Statement relating thereto;
(b)
Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus or Free Writing Prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement for the period set forth in Section 2.4(a);
(c)
Furnish such number of prospectuses, including any preliminary prospectuses and Free Writing Prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;
(d)
Register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders; provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business, to subject itself to general taxation or to execute a general consent to service in any such states or jurisdictions in effecting such registration, qualification or compliance, unless the Corporation is already subject to service in such jurisdiction and except as may be required by the Securities Act;
(e)
Take all reasonable actions to ensure that any prospectus or Free Writing Prospectus utilized in connection with any registration hereunder (i) complies in all material respects with the Securities Act, (ii) is filed in accordance with the Securities Act to the extent required thereby and is retained in accordance with the Securities Act to the extent required thereby, (iii) when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) in the case of such prospectus or Free Writing Prospectus, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(f)
Notify each seller of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made;
(g)
Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration Statement;

(h)
Take all reasonable actions in connection with each registration effected by the Corporation in order to expedite or facilitate the disposition of such Registrable Securities, and to the extent required by the underwriter, participate, on a customary basis and upon reasonable advance notice, in a road show of reasonable duration arranged by the underwriter with investors;
(i)
Cause all such Registrable Securities registered pursuant to this Agreement to be listed or quoted on each securities exchange or quotation system on which similar securities issued by the Corporation are then listed or quoted;
(j)
In connection with any underwritten offering pursuant to a Registration Statement filed pursuant to Sections 2.1 or 2.2, enter into and perform its obligations under an underwriting agreement in form reasonably necessary to effect the offer and sale of Shares; provided that such underwriting agreement contains reasonable and customary provisions; and provided, further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement (provided that the Corporation’s obligations under this Section 2.3(j) to each performing Holder shall not be affected or limited by the lack of performance by any other Holder);
(k)
Notify each Holder as soon as reasonably practicable after notice thereof is received by the Corporation of any written comments by the SEC or any request by the SEC or any other Governmental Authority for amendments or supplements to such Registration Statement or such prospectus or for additional information;
(l)
Use reasonable efforts to prevent and remediate the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such Registration Statement for offering or sale in any jurisdiction and notify each Holder covered by such Registration Statement as soon as reasonably practicable after notice thereof is received by the Corporation of the issuance by the SEC of any such stop order or order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such Registration Statement for sale in any jurisdiction or of the initiation or threatening of any proceedings for such purposes, or any notification with respect to the suspension of the qualification of the securities included in such Registration Statement for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
(m)
Make available for inspection by each Holder including Registrable Securities in such registration, any underwriter participating in any distribution pursuant to such registration and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent company or corporate documents and properties of the Corporation, as such parties may reasonably request, and cause the Corporation’s officers, directors and employees to supply all information (including in due diligence calls and meetings) reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;
(n)
In connection with any underwritten offering pursuant to a Registration Statement filed pursuant to Sections 2.1 or 2.2, obtain for delivery to the underwriters an opinion or opinions from counsel for the Corporation, dated the date of the closing of the offering and such other dates as the underwriting agreement may provide, in customary form, scope and substance, which opinion or opinions shall be reasonably satisfactory to such underwriters and their counsel; and
(o)
In connection with any underwritten offering pursuant to a Registration Statement filed pursuant to Sections 2.1 or 2.2, obtain for delivery to the underwriters and the Board one or more “comfort” letters from the independent public accountants for the Corporation, dated the date of the underwriting agreement and such other dates as the underwriting agreement may provide, in customary form, scope and substance, which comfort letters shall be reasonably satisfactory to such underwriters and their counsel.
2.5.
Indemnification.
(a)
To the extent permitted by law, the Corporation shall indemnify and hold harmless each Holder, each of their directors, officers, partners, members, managers, managing members, legal counsel and accountants and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section II, and each underwriter, if any, and each Person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof), as and when incurred, arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related Registration Statement, notification or the like) incident to any such registration, qualification or compliance, any Registration Statement, any prospectus included in the Registration Statement, any issuer free writing prospectus (as defined in Rule 433 of the Securities Act), any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to any such registration, qualification or compliance prepared by or on behalf of the Corporation or used or referred to by the Corporation; (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation (or alleged violation) by the Corporation of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Corporation and relating to any action or inaction required of the Corporation in connection with any offering covered by such registration, qualification or compliance, and the Corporation shall reimburse each such Holder, each of their directors, officers, partners, members, managers, managing members, legal counsel and accountants and each Person controlling such Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, defending or settling any such expense, claim, loss, damage, liability or action, and shall reimburse, as incurred, each such Holder, each such underwriter and each such director, officer, partner, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such expense, claim, loss, damage or liability; provided that the Corporation shall not be liable in any such case to the extent that any such expense, claim, loss, damage, liability or action arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in conformity with and based upon written information furnished to the Corporation or its counsel by or on behalf of such Holder, or any of such Holder’s directors, officers, partners, members, managers, managing members, legal counsel and accountants, any Person controlling such Holder, such underwriter or any Person who controls any such underwriter, and expressly stated to be for use in connection with such registration.
(b)
To the extent permitted by law, each Holder, severally and not jointly, shall, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Corporation, each of its directors, officers, partners, members, managers, managing members, legal counsel and accountants and each underwriter, if any, of the Corporation’s securities covered by such a Registration Statement, each Person who controls the Corporation or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their directors, officers, partners, members, managers, managing members, legal counsel and accountants, and each Person controlling each other such Holder against all expenses, claims, losses, damages and liabilities (or proceedings or settlements in respect thereof), as and when incurred, arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document

(including any related Registration Statement, notification or the like) incident to any such registration, qualification or compliance, any Registration Statement, any prospectus included in the Registration Statement, any issuer free writing prospectus (as defined in Rule 433 of the Securities Act), any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to any such registration, qualification or compliance prepared by or on behalf of the Corporation or used or referred to by the Corporation; (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation (or alleged violation) by such Holder of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to such Holder and relating to any action or inaction required of such Holder in connection with any offering covered by such registration, qualification or compliance; and such Holder shall reimburse, as incurred, the Corporation and such Holders, directors, officers, partners, members, managers, managing members, legal counsel and accountants, and each Person controlling the Corporation or such Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, defending or settling any such expense, claim, loss, damage, liability or action, in each case to the extent, but only to the extent that any such expense, claim, loss, damage, liability or action arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Corporation by or on behalf of such Holder, any of such Holder’s directors, officers, partners, members, managers, managing members, legal counsel and accountants, any Person controlling such Holder, such underwriter or any Person who controls any such underwriter, and stated to be for use in connection with such registration; provided, however, that in no event shall any indemnity under this Section 2.5 exceed the net proceeds from the offering received by such Holder. It is understood and agreed that the indemnification obligations of each Holder pursuant to any underwriting agreement entered into in connection with any Registration Statement shall be limited to the obligations contained in this Section 2.5(b).
(c)
Each party entitled to indemnification under this Section 2.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed), and the Indemnified Party may participate in such defense at such party’s expense; and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of his, her or its obligations under this Section 2.5, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim (and then only to the extent of such material prejudice). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.
(d)
If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, in no event shall any indemnity and/or contribution under this Section 2.5 exceed the net proceeds from the offering received by such Holder, except in the case of fraud or willful misconduct by such Holder.
2.6.
Information by Holder. Each Holder shall furnish to the Corporation such information regarding such Holder and the distribution proposed by such Holder as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section II.
2.7.
Transfer of Registration Rights. The rights, contained in Section II, to cause the Corporation to register the Registrable Securities, may be assigned or otherwise conveyed by the Holders pursuant to a transfer of Registrable Securities to a Permitted Transferee (as defined in the Charter and the LLC Agreement) in compliance with the applicable provisions of the Charter and the LLC Agreement; provided, however, that such Permitted Transferee shall, as a condition to the effectiveness of such assignment, execute a joinder to this Agreement in the form of Exhibit A attached hereto (a “Joinder”). Upon due execution and delivery of a Joinder by such Permitted Transferee and the Corporation, such Permitted Transferee shall become an additional Holder with respect to the Registrable Securities so transferred and the Corporation shall add such additional Holder’s name and address to the Schedule of Holders.
2.8.
Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to use its commercially reasonable efforts to:
(a)
Make and keep public information regarding the Corporation available as those terms are understood and defined in Rule 144, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Corporation for an offering of its securities to the general public;
(b)
File with the SEC in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;
(c)
So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first Registration Statement filed by the Corporation for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and
(d)
Upon the written request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Corporation shall deliver to such Holder a written statement as to whether the Corporation has complied, and is in compliance, with the requirements of Rule 144, and the Corporation shall, at the request of any Holder, provide a legal opinion from its counsel as to whether such sale is exempt under Rule 144.

2.9.
Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section II.
2.10.
Limitations on Subsequent Registration Rights. From and after the date hereof, the Corporation shall not, without the prior written consent of the Holders holding at least a majority of the Registrable Securities, enter into any agreement with any Holder or prospective Holder of any securities of the Corporation giving such Holder or prospective Holder any registration rights, the terms of which are pari passu with or senior to the registration rights granted to the Holders hereunder. Subject to this Section 2.10, the Corporation may make any Person who acquires Shares or rights to acquire Shares from the Corporation after the date hereof (including without limitation any Person who acquires Common Units) a party to this Agreement and to succeed to all of the rights and obligations of a Holder under this Agreement by obtaining an executed Joinder from such additional Holder. Upon due execution and delivery of a Joinder by such additional Holder and the Corporation, the Shares acquired by such additional Holder or issuable upon redemption or exchange of Common Units acquired by such additional Holder shall become Registrable Securities to the extent provided herein, such additional Holder shall become a Holder under this Agreement with respect to the acquired Shares and the Corporation shall add such additional Holder’s name and address to the Schedule of Holders.

Section III
Termination

3.1.
Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Sections 2.1 or 2.2 shall terminate on the earlier of (a) such date on which all Registrable Securities held by such Holder may be sold without restrictions of any kind under Rule 144, (b) seven (7) years after the closing of the IPO, and (c) with respect to any Holder, the date on which such Holder no longer holds any Registrable Securities. Notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 2.5 shall survive the termination of this Agreement.

Section IV
Miscellaneous

4.1.
Amendments and Waivers. The terms and provisions of this Agreement may not be amended or otherwise modified except pursuant to a writing signed by the Corporation and the Holders holding at least a majority of the Registrable Securities. Any waiver of any provision of this Agreement requested by any party hereto must be granted in writing by the party granting such waiver; provided, however, that the Holders holding at least a majority of the Registrable Securities may grant a waiver on behalf of all Holders.
4.2.
Remedies. Each party hereto shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any applicable law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

4.3.
Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, and such invalid, illegal or unenforceable provision shall be replaced with a valid, legal and enforceable provision for such jurisdiction that as closely as possible reflects the parties’ intent with respect thereto, or if not possible, this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
4.4.
Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.
4.5.
Successors and Assigns. This Agreement shall bind and inure to the benefit and be enforceable by the Corporation and its successors and assigns and the Holders and their respective successors and assigns (whether so expressed or not). In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders are also for the benefit of, and enforceable by, any subsequent or successor Holder.
4.6.
Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient but, if not, then on the next business day, (iii) one business day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three (3) business days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the Corporation at the address specified below and to any Holder or to any other party subject to this Agreement at such address as indicated on the Schedule of Holders, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by providing prior written notice of the change to the sending party as provided herein. The Corporation’s address is:

OneStream, Inc.

191 N. Chester Street

Birmingham, Michigan 48009

Attn: General Counsel and Secretary

Email:

with a copy (which copy shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.

650 Page Mill Road

Palo Alto, California 94304

Attn: Allison Spinner; Michael Nordtvedt; Victor Nilsson

Email:

If to any KKR Holder, to:

c/o Kohlberg Kravis Roberts & Co. L.P.

30 Hudson Yards

New York, NY 10001

Attn: David Welsh

Email:

with a copy (which copy shall not constitute notice) to:

Jones Day

1755 Embarcadero Road

Palo Alto, California 94303

Attn: Timothy Curry

Email:

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

4.7.
Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a business day, the time period shall automatically be extended to the immediately following business day.
4.8.
Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Corporation and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
4.9.
MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.
4.10.
CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY AND COUNTY OF NEW YORK BOROUGH OF MANHATTAN, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR

PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
4.11.
No Recourse. Notwithstanding anything to the contrary in this Agreement, the Corporation and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.
4.12.
Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.
4.13.
No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.
4.14.
Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.
4.15.
Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
4.16.
Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Holder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.
4.17.
Dividends, Recapitalizations, Etc. If at any time or from time to time there is any change in the capital structure of the Corporation by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment will be made in the provisions hereof so that the rights and privileges granted hereby will continue.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

ONESTREAM, INC.

By:	/s/ Holly Koczot
Name:	Holly Koczot
Title:	General Counsel

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

THOMAS SHEA

By:	/s/ Thomas Shea
Name:	Thomas Shea

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

CRAIG COLBY

By:	/s/ Craig Colby
Name:	Craig Colby

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

MIDWEST FISH HOLDINGS LLC

By:	/s/ Abram Gordon
Name:	Abram Gordon
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

MAERTSENO HOLDINGS LLC

By:	/s/ Anthony Cracchiolo
Name:	Anthony Cracchiolo
Title:	Assistant Secretary

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

KKR DREAM HOLDINGS LLC

By:KKR Dream Aggregator, L.P., its sole member
By: KKR Dream Aggregator GP, LLC, its general partner

By:	/s/ David Welsh
Name:	David Welsh
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

KKR AMERICAS XII (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII AIV L.P., its general partner
By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ David Welsh
Name:	David Welsh
Title:	Attorney-in-fact for Christopher Lee, Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

KKR AMERICAS XII EEA (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII AIV L.P., its general partner
By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ David Welsh
Name:	David Welsh
Title:	Attorney-in-fact for Christopher Lee, Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

KKR AMERICAS XII (DREAM II) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII AIV L.P., its general partner
By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ David Welsh
Name:	David Welsh
Title:	Attorney-in-fact for Christopher Lee, Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

KKR TFO PARTNERS L.P.

By: KKR ASSOCIATES TFO L.P., its general partner
By: KKR TFO GP Limited, its general partner

By:	/s/ David Welsh
Name:	David Welsh
Title:	Attorney-in-fact for Jeffrey B. Van Horn, Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

KKR CUSTOM EQUITY OPPORTUNITIES FUND L.P.

By: KKR Associates Custom Equity Opportunities L.P., its general partner
By: KKR Custom Equity Opportunities Limited, its general partner

By:	/s/ David Welsh
Name:	David Welsh
Title:	Attorney-in-fact for Christopher Lee, Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

KKR-MILTON STRATEGIC PARTNERS L.P.

By: KKR Associates Milton Strategic L.P., its general partner
By: KKR Milton Strategic Limited, its general partner

By:	/s/ David Welsh
Name:	David Welsh
Title:	Attorney-in-fact for Christopher Lee, Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

KKR NGT (DREAM) BLOCKER PARENT L.P.

By: KKR Associates NGT L.P., its general partner
By: KKR Next Gen Tech Growth Limited, its general partner

By:	/s/ David Welsh
Name:	David Welsh
Title:	Attorney-in-fact for Christopher Lee, Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

KKR NGT (DREAM) BLOCKER PARENT (EEA) L.P.

By: KKR Associates NGT L.P., its general partner
By: KKR Next Gen Tech Growth Limited, its general partner

By:	/s/ David Welsh
Name:	David Welsh
Title:	Attorney-in-fact for Christopher Lee, Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

KKR WOLVERINE I LTD.

By:	/s/ David Welsh
Name:	David Welsh
Title:	Attorney-in-fact for Jeffrey B. Van Horn, Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

K-PRIME AG FINANCING L.P.

By: K-PRIME Hedge-Finance GP Limited., its general partner
By: KKR Next Gen Tech Growth Limited, its general partner

By:	/s/ David Welsh
Name:	David Welsh
Title:	Attorney-in-fact for Sung Bum Cho, Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

ALKEON INNOVATION MASTER FUND, LP

By: Alkeon Capital Management, LLC, its Investment Adviser and Attorney-in-Fact

By:	/s/ Jennifer Shufro
Name:	Jennifer Shufro
Title:	Managing Director

ALKEON INNOVATION MASTER FUND II, LP

By: Alkeon Capital Management, LLC, its Investment Adviser and Attorney-in-Fact

By:	/s/ Jennifer Shufro
Name:	Jennifer Shufro
Title:	Managing Director

ALKEON INNOVATION MASTER FUND II, PRIVATE SERIES, LP

By: Alkeon Capital Management, LLC, its Investment Adviser and Attorney-in-Fact

By:	/s/ Jennifer Shufro
Name:	Jennifer Shufro
Title:	Managing Director

ALKEON INNOVATION LUX, SCSP SICAV-RAIF

By: Alkeon Capital Management, LLC, its Portfolio Manager

By:	/s/ Jennifer Shufro
Name:	Jennifer Shufro
Title:	Managing Director

ALKEON INNOVATION OPPORTUNITY MASTER FUND, LP

By: Alkeon Capital Management, LLC, its Investment Adviser and Attorney-in-Fact

By:	/s/ Jennifer Shufro
Name:	Jennifer Shufro
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

FARMCO

By: Farmers and Merchants Trust Company of Long Beach

By:	/s/ Alexandra Chambers
Name:	Alexandra Chambers
Title:	Principal Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

IGSB AVATAR P I, LLC

By:	/s/ Timothy K. Bliss
Name:	Timothy K. Bliss
Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

LA CENTRA-SUMERLIN FOUNDATION

By:	/s/ Abby Honikman
Name:	Abby Honikman
Title:	Secretary

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

TIDEMARK FUND I-A LP

By: Tidemark I GP LP
Its: General Partner

By: Tidemark Capital LLC
Its: General Partner

By:	/s/ David Yuan
Name:	David Yuan
Title:	Managing Member

TIDEMARK FUND I LP

By: Tidemark I GP LP
Its: General Partner

By: Tidemark Capital LLC
Its: General Partner

By:	/s/ David Yuan
Name:	David Yuan
Title:	Managing Member

TIDEMARK EXECUTIVE FUND I LP

By: Tidemark I GP LP
Its: General Partner

By: Tidemark Capital LLC
Its: General Partner

By:	/s/ David Yuan
Name:	David Yuan
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

TIGER GLOBAL INTERMEDIARY 3 LLC

By:	/s/ Rick Fortunato
Name:	Richard Fortunato
Title:	Manager

[Signature Page to Registration Rights Agreement]

Schedule of Holders

Holder	Address
Thomas Shea	c/o OneStream, Inc. 191 N. Chester Street Birmingham, Michigan 48009.
Craig Colby
Midwest Fish Holdings LLC	27777 Franklin Road, Suite 2500 Southfield, MI 48034
Maertseno Holdings LLC
KKR Dream Holdings LLC*	30 Hudson Yards New York, NY 10001
KKR Americas XII (Dream) Blocker Parent L.P.*
KKR Americas XII EEA (Dream) Blocker Parent L.P.*
KKR Americas XII (Dream II) Blocker Parent L.P.*
KKR TFO Partners L.P.*
KKR Custom Equity Opportunities Fund L.P.*
KKR-Milton Strategic Partners L.P.*
KKR NGT (Dream) Blocker Parent L.P.*
KKR NGT (Dream) Blocker Parent (EEA) L.P.*
KKR Wolverine I Ltd.*
K-PRIME AG Financing L.P.*
Alkeon Innovation Master Fund, LP	c/o Alkeon Capital Management 350 Madison Ave, New York, NY 10017
Alkeon Innovation Master Fund II, LP
Alkeon Innovation Master Fund II, Private Series, LP
Alkeon Innovation Lux, SCSP SICAV-RAIF
Alkeon Innovation Opportunity Master Fund, LP
FARMCO	1034 Santa Barbara Street Santa Barbara, CA 93101 Attn: Alexandra Chambers Email:
IGSB Avatar P I, LLC	1482 East Valley Road, Suite 30 Santa Barbara, CA 93108 P.O. Box 50440 Santa Barbara, CA 93150 Attn: Timothy K. Bliss Email:
La Centra-Sumerlin Foundation	1483 East Valley Road, Suite L Santa Barbara, CA 93108 P.O. Box 5518 Santa Barbara, CA 93150 Attn: Abby Honikman Email:
Tidemark Fund I LP	555 California Street San Francisco, CA 94104
Tidemark Fund I-A LP
Tidemark Executive Fund I LP
Tiger Global Intermediary 3 LLC	c/o Tiger Global Management, LLC 9 West 57th Street, 35th Floor New York, New York 10019 Attention: Legal Counsel Email:

* KKR Holder

Exhibit A

FORM OF JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of July 23, 2024 (as the same may hereafter be amended, the “Registration Rights Agreement”), by and among OneStream, Inc., a Delaware corporation (the “Corporation”), and the other parties thereto.

By executing and delivering this Joinder to the Corporation, and upon acceptance hereof by the Corporation upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by and to comply with the provisions of the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Class A Common Stock (and shares convertible into or exchangeable for Class A Common Stock) shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein. The Corporation is directed to add the address below the undersigned’s signature on this Joinder to the Schedule of Holders attached to the Registration Rights Agreement. Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, 20___.

Signature

Print Name

Address:

Agreed and Accepted as of

, 20

ONESTREAM, INC.

By:

Its: